SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported): June 15, 2004

                           ARIAD PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        0-21696                 22-3106987
  (State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

ITEM 5.    OTHER EVENTS

           On June 15, 2004, the Registrant disseminated a Press Release announcing for the first time, highlights of the comprehensive global clinical development plan for its lead oncology product, AP23573, in patients with hematologic malignancies (leukemias and lymphomas) and solid tumors (brain, breast, endometrial and prostate cancers and sarcomas). Further details on the plan and the phase 1 clinical data reported at the ASCO meeting (see press release dated June 7, 2004) will be discussed during today's analyst conference call at 11:00 a.m. (ET).

           The information contained in the Press Release dated June 15, 2004, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated June 15, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ARIAD PHARMACEUTICALS, INC.



                                    By:    /s/ Edward M. Fitzgerald
                                           -----------------------------
                                           Edward M. Fitzgerald
                                           Senior Vice President and
                                           Chief Financial Officer


Date:    June 15, 2004

                                  EXHIBIT INDEX

Exhibit
Number     Description                             Sequential Page Number
-------    -----------                             ----------------------
99.1       The Registrant's Press Release                     4
           dated June 15, 2004.